------------------------------------------------------------------------------
                                 MID-YEAR REPORT
------------------------------------------------------------------------------

                                 S E L I G M A N
                                 M U T U A L
                                 B E N E F I T
                                 P L A N

                                 J&WS

                                 June 30, 1998


  MBL Life
 Assurance
Corporation

TOTAL RETURNS*

For the Six Months Ended June 30, 1998

   Seligman Capital Sub-Account ............................   13.24%

   Seligman Cash Management Sub-Account.....................    0.42

   Seligman Common Stock Sub-Account........................   12.47

   Seligman Fixed Income Securities Sub-Account.............    3.13

   Seligman Income Sub-Account..............................    5.09


-------------------------
* Total returns of the Separate Account are based on the performance of five portfolios of the Seligman Portfolios, Inc., the underlying investment vehicle for the Seligman Mutual Benefit Plan, less separate account charges, and are not annualized.

                           SELIGMAN              MBL LIFE ASSURANCE CORPORATION
                           MUTUAL                         520 BROAD STREET A1ON
                           BENEFIT                        NEWARK, NJ 07102-3111
                           PLAN                                  1-800-435-3191

                                                                  July 31, 1998

Dear Contract Owner:

      As Manager of Seligman Portfolios, Inc., we are pleased to provide the enclosed unaudited financial statements and accompanying information for the Seligman Mutual Benefit Plan (the "Separate Account") and Seligman Portfolios, Inc. for the six months ended June 30, 1998.

      The US economy continued to grow throughout the first half of the year, bringing the expansion into an unprecedented eighth year. Inflation remained low, wages high, consumer spending strong, and the labor market tight. According to the Conference Board, consumer confidence rose to a 29-year high in June, reflecting these positive fundamentals. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced.

      Within the US equity market, the dominant investment trend in the first half of 1998 continued to be a "flight to quality." Investors stressed the importance of quality, liquidity, and safety. Consequently, the market remained "narrow," with demand for large-capitalization growth stocks far outpacing demand for their value counterparts, as well as for small-capitalization and mid-capitalization stocks. The market effectively became two-tiered, as the 30 largest companies in the S&P 500 accounted for more than half of its gains. Within the fixed-income markets, the Asian financial crisis began to impact the bond market, as both foreign and domestic investors sought the safety and quality of US Treasury securities. This sent yields down and prices up. Further, the potential for slower economic growth, coupled with the Asian crisis, effectively caused the Federal Reserve Board to leave short-term interest rates unchanged in the first half of the year. The 30-year US Treasury bond yield finished the period at 5.63% on June 30, down from 5.92% on December 31, 1997.

      Looking ahead, while the Asian financial crisis only modestly affected the US economy in the first half of 1998, we believe its full impact is yet to come. This leads us to believe that the current benign business environment could become less stable. Some early warning economic indicators started flashing cautionary signals toward the end of the second quarter as the economy began to decelerate. US corporate profits were being pressured, while several stock indices moved to new highs. Although the basic fundamental case remains positive, investor expectations, at least for the short term, seem to be on the high side.

      Thank you for your continued confidence in Seligman Mutual Benefit Plan.

                                          Respectfully,

                                          /s/ William C. Morris

                                          William C. Morris
                                          Chairman
                                          J. & W. Seligman & Co. Incorporated


                                   -- 1 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)                   June 30, 1998
-------------------------------------------------------------------------------

ASSETS
Investments in Seligman Portfolios, Inc.:
   Seligman Capital Portfolio--247,583 shares at Net Asset Value of $20.62 (cost--$3,731,287).................   $ 5,105,156
   Seligman Cash Management Portfolio--856,332 shares at Net Asset Value of $1.00
      (cost--$856,332)........................................................................................       856,332
   Seligman Common Stock Portfolio--779,561 shares at Net Asset Value of $18.42 (cost--$12,636,546)...........    14,359,513
   Seligman Bond Portfolio--151,349 shares at Net Asset Value of $10.63 (cost--$1,531,816)....................     1,608,844
   Seligman Income Portfolio--333,166 shares at Net Asset Value of $11.41 (cost--$3,567,187)..................     3,801,428
                                                                                                                 -----------
TOTAL ASSETS..................................................................................................    25,731,273

LIABILITIES
Due to MBL Life--Note 5.......................................................................................       63,586
                                                                                                                 -----------
NET ASSETS....................................................................................................   $25,667,687
                                                                                                                 ===========
NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY CONTRACT OWNERS--Note 4...........................................   $25,667,687
                                                                                                                 ===========

-----------------------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
COMBINED STATEMENT OF OPERATIONS (unaudited)     Six Months Ended June 30, 1998
-------------------------------------------------------------------------------

                                                                   SELIGMAN                       SELIGMAN
                                                    SELIGMAN         CASH          SELIGMAN     FIXED INCOME    SELIGMAN
                                                     CAPITAL      MANAGEMENT     COMMON STOCK    SECURITIES      INCOME
                                      COMBINED     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                      ---------    -----------    -----------    ------------   ------------   -----------
INVESTMENT INCOME:
Dividends.........................   $   27,437     $     --       $27,437        $       --       $    --       $     --
EXPENSES--Note 5:
Mortality and expense risk charges      159,085       30,960         6,317            87,618        10,535         23,655
                                     ----------     --------       -------        ----------       -------       --------
NET INVESTMENT INCOME
   (LOSS) ........................     (131,648)     (30,960)       21,120           (87,618)      (10,535)       (23,655)
                                     ----------     --------       -------        ----------       -------       --------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS--Note 6:
Net realized gain (loss) from
   security transactions..........      223,049      112,410            --           102,261        25,138        (16,760)
Net increase in unrealized
   appreciation of investments....    2,430,690      538,162            --         1,627,933        38,393        226,202
                                     ----------     --------       -------        ----------       -------       --------
NET GAIN ON INVESTMENTS...........    2,653,739      650,572            --         1,730,194        63,531        209,442
                                     ----------     --------       -------        ----------       -------       --------
NET INCREASE IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   $2,522,091     $619,612       $21,120        $1,642,576       $52,996       $185,787
                                     ==========     ========       =======        ==========       =======       ========

-----------------------
See Notes to Financial Statements.

                                   -- 2 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
COMBINED STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
-------------------------------------------------------------------------------

                                                                                                       SELIGMAN
                                                                      SELIGMAN CAPITAL             CASH MANAGEMENT
                                              COMBINED                   SUB-ACCOUNT                  SUB-ACCOUNT
                                     -----------------------      -----------------------       -----------------------
                                       SIX MONTHS       YEAR        SIX MONTHS       YEAR        SIX MONTHS       YEAR
                                          ENDED         ENDED          ENDED         ENDED          ENDED         ENDED
                                        JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                          1998          1997           1998          1997           1998          1997
                                      -----------   -----------     ----------    ----------     ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)........  $  (131,648)  $ 2,654,416     $  (30,960)   $  253,619     $   21,120    $   56,371
Net realized gain (loss) from
   security transactions............      223,049       691,375        112,410       174,453             --            --
Net change in unrealized
   appreciation/depreciation
   of investments...................    2,430,690       730,823        538,162       439,252             --            --
                                      -----------   -----------     ----------    ----------     ----------    ----------
NET INCREASE RESULTING
   FROM OPERATIONS.................     2,522,091     4,076,614        619,612       867,324         21,120        56,371
                                      -----------   -----------     ----------    ----------     ----------    ----------
FROM CONTRACT OWNERS'
   TRANSACTIONS--Note 2:
Net transfers between
   sub-accounts....................            --            --             --        25,676             --      (128,958)
Redemptions and annuity benefits...    (2,287,568)   (5,090,047)      (284,266)     (775,000)      (305,342)     (394,409)
                                      -----------   -----------     ----------    ----------     ----------    ----------
DECREASE IN NET ASSETS RESULTING
   FROM CONTRACT OWNERS'
   TRANSACTIONS....................    (2,287,568)   (5,090,047)      (284,266)     (749,324)      (305,342)     (523,367)
                                      -----------   -----------     ----------    ----------     ----------    ----------
(Increase) decrease in amount due
   MBL Life--Note 5................       (12,811)      (17,243)         1,227          (722)       (16,784)      (12,043)
                                      -----------   -----------     ----------    ----------     ----------    ----------
INCREASE (DECREASE) IN NET ASSETS..       221,712    (1,030,676)       336,573       117,278       (301,006)     (479,039)
NET ASSETS:
Beginning of Period................    25,445,975    26,476,651      4,771,193     4,653,915      1,129,068     1,608,107
                                      -----------   -----------     ----------    ----------     ----------    ----------
END OF PERIOD......................   $25,667,687   $25,445,975     $5,107,766    $4,771,193     $  828,062    $1,129,068
                                      ===========   ===========     ==========    ==========     ==========    ==========

-----------------------
See Notes to Financial Statements.

                                   -- 3 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
COMBINED STATEMENTS OF CHANGES IN NET ASSETS (unaudited) (continued)
-------------------------------------------------------------------------------

                                                                            SELIGMAN
                                               SELIGMAN                   FIXED INCOME                   SELIGMAN
                                             COMMON STOCK                  SECURITIES                     INCOME
                                              SUB-ACCOUNT                  SUB-ACCOUNT                  SUB-ACCOUNT
                                      ------------------------     ------------------------      ------------------------
                                       SIX MONTHS       YEAR        SIX MONTHS       YEAR        SIX MONTHS       YEAR
                                          ENDED         ENDED          ENDED         ENDED          ENDED         ENDED
                                        JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                          1998          1997           1998          1997           1998          1997
                                      -----------  -----------     ----------    ----------      ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss).......  $   (87,618)  $ 1,948,287     $  (10,535)   $   66,154      $  (23,655)   $  329,985
Net realized gain (loss) from
   security transactions...........      102,261       468,410         25,138        26,105         (16,760)       22,407
Net change in unrealized
   appreciation/depreciation
   of investments..................    1,627,933       108,473         38,393        52,972         226,202       130,126
                                     -----------   -----------     ----------    ----------      ----------    ----------
NET INCREASE RESULTING
   FROM OPERATIONS.................    1,642,576     2,525,170         52,996       145,231         185,787       482,518
                                     -----------   -----------     ----------    ----------      ----------    ----------
FROM CONTRACT OWNERS'
   TRANSACTIONS--Note 2:
Net transfers between
   sub-accounts....................       36,615       112,708        (36,615)       (6,000)             --        (3,426)
Redemptions and annuity benefits...   (1,144,414)   (2,588,960)      (278,620)     (466,113)       (274,926)     (865,565)
                                     -----------   -----------     ----------    ----------      ----------    ----------
DECREASE IN NET ASSETS RESULTING
   FROM CONTRACT OWNERS'
   TRANSACTIONS....................   (1,107,799)   (2,476,252)      (315,235)     (472,113)       (274,926)     (868,991)
                                     -----------   -----------     ----------    ----------      ----------    ----------
(Increase) decrease in amount due
   MBL Life--Note 5................          356        (2,507)          (800)         (327)          3,190        (1,644)
                                     -----------   -----------     ----------    ----------      ----------    ----------
INCREASE (DECREASE) IN NET ASSETS..      535,133        46,411       (263,039)     (327,209)        (85,949)     (388,117)
NET ASSETS:
Beginning of Period................   13,800,998    13,754,587      1,863,334     2,190,543       3,881,382     4,269,499
                                     -----------   -----------     ----------    ----------      ----------    ----------
END OF PERIOD......................  $14,336,131   $13,800,998     $1,600,295    $1,863,334      $3,795,433    $3,881,382
                                     ===========   ===========     ==========    ==========      ==========    ==========

-----------------------
See Notes to Financial Statements.

                                   -- 4 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

1. The Seligman Mutual Benefit Plan (the "Plan") is a unit investment trust registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the insurance laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Plan's contract by crediting annuity considerations to one or more Variable Accumulation Sub-Accounts ("sub-account") within the Plan or the Fixed Accumulation Account, as elected by the Contract Owner (see Notes 2 and
3). Significant accounting policies of the Plan are as follows:

   a. Investments -- Investments are valued at net asset value. The Plan invests exclusively in shares of the following five portfolios of Seligman Portfolios, Inc. (the "Fund"), a series fund: Seligman Bond Portfolio (formerly "Seligman Fixed Income Securities Portfolio"), Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, and Seligman Income Portfolio. Shares are purchased in each portfolio, in accordance with the Contract Owner's allocation of net purchase payments (see Notes 2 and 3), at the net asset value of such shares on the date monies are received. Cost represents the aggregate of such purchases at net asset value. Dividends from net investment income and capital gain distributions are recognized on the ex-dividend date. Except for the Seligman Cash Management Portfolio, which declares daily dividends, dividends and capital gain distributions, if any, are declared annually.

   b. Federal Income Taxes -- The Plan does not provide for Federal income taxes since the operations of the Plan form a part of, and are taxed with, the total operations of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Earnings and realized capital gains and losses, if any, of the Plan attributable to the Contract Owners, are excluded in the determination of the Federal income tax liability of MBL Life.

   c. Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2. On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan of Rehabilitation") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"), was implemented. The Plan of Rehabilitation, as confirmed by the Superior Court of New Jersey (the "Court"), reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan of Rehabilitation, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Plan were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance (the "Commissioner") is the sole Trustee.

MBL Life has decided that it will not accept applications for new contracts nor will it accept additional purchase payments under existing contracts, including transfers from the Fixed Accumulation Account to any sub-account of the Plan. In addition, requests for transfers of amounts to the Fixed Accumulation Account from the Plan will not be accepted. Annuity payments which commenced prior to July 16, 1991, and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan of Rehabilitation. In addition, the Plan of Rehabilitation permits redemptions of amounts from any sub-account of the Plan to continue, as requested, along with transfers between sub-accounts within the Plan.

3. On July 15, 1998, MBL Life entered into an agreement with Anchor National Life Insurance Company ("Anchor National"), a subsidiary of SunAmerica, Inc., pursuant to which Anchor National will purchase the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation, the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will occur no later than December 31, 1998. The Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation.

As part of the resolution of the proceedings associated with the Plan of Rehabilitation, MBL Life has indicated that it intends to seek a court order to terminate the Plan. Pursuant to the proposed court order, contract owners will be provided with adequate notice and disclosure regarding the termination of the Plan.

4. The net assets of the Plan, attributable to Variable Annuity Contract Owners at June 30, 1998, are as follows:

                                                                                               UNIT         ACCUMULATION
                   VARIABLE ACCUMULATION SUB-ACCOUNT                       UNITS OWNED        VALUE            VALUE
                   ---------------------------------                        -----------       -------       -------------
   Seligman Capital Sub-Account.......................................        140,092          $36.460         $5,107,766
   Seligman Cash Management Sub-Account...............................        572,261            1.447            828,062
   Seligman Common Stock Sub-Account..................................        380,784           37.649         14,336,131
   Seligman Fixed Income Securities Sub-Account.......................         91,419           17.505          1,600,295
   Seligman Income Sub-Account........................................        162,066           23.419          3,795,433
                                                                                                              -----------
Net assets attributable to Variable Annuity Contract Owners...........                                        $25,667,687
                                                                                                              ===========

                                   -- 5 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
-------------------------------------------------------------------------------

5. A charge, at the annual rate of 1.25% of the asset value of each sub-account, is made daily against Plan assets for mortality and expense risks assumed by MBL Life and for provision of the minimum death benefit. Any portion of this charge, retained in the Plan and due to MBL Life, participates ratably in the investment performance of the Plan.

Administration charges are made against the Contract Owner's account by redemption of variable accumulation units.

6. Aggregate purchases and proceeds from the sales of investments for the six months ended June 30, 1998, amounted to $351,695 and $2,770,911, respectively.

The net realized gain (loss) on sales of investments was calculated as follows:

                                                                    SELIGMAN                     SELIGMAN
                                                     SELIGMAN         CASH         SELIGMAN    FIXED INCOME    SELIGMAN
                                                      CAPITAL      MANAGEMENT    COMMON STOCK   SECURITIES      INCOME
                                       COMBINED     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                      ----------    -----------    -----------   ------------   -----------   -----------
Proceeds from sales of investments..  $2,770,911     $315,226       $311,658      $1,428,477     $368,975      $346,575
Cost of investments sold............   2,547,862      202,816        311,658       1,326,216      343,837       363,335
                                      ----------    ---------       --------      ----------     --------      --------
Net realized gain (loss)
   on investments...................  $  223,049     $112,410       $     --      $  102,261     $ 25,138      $(16,760)
                                      ==========    =========       ========      ==========     ========      ========

The net increase in unrealized appreciation was calculated as follows:

                                                                    SELIGMAN                     SELIGMAN
                                                     SELIGMAN         CASH         SELIGMAN    FIXED INCOME    SELIGMAN
                                                      CAPITAL      MANAGEMENT    COMMON STOCK   SECURITIES      INCOME
                                       COMBINED     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                      ----------    -----------    -----------   ------------   -----------   -----------
Unrealized appreciation
   of investments:
Beginning of period................   $  977,415    $ 835,707       $     --      $   95,034     $ 38,635      $  8,039
End of period......................    3,408,105    1,373,869             --       1,722,967       77,028       234,241
                                      ----------    ---------       --------      ----------     --------      --------
Net increase in unrealized
   appreciation of investments.....   $2,430,690    $ 538,162       $     --      $1,627,933     $ 38,393      $226,202
                                      ==========    =========       ========      ==========     ========      ========

7. The changes in the number of accumulation units outstanding were as follows (see Note 2):

                                                                    SELIGMAN                     SELIGMAN
                                                     SELIGMAN         CASH         SELIGMAN    FIXED INCOME    SELIGMAN
                                                      CAPITAL      MANAGEMENT    COMMON STOCK   SECURITIES      INCOME
                                                    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                    -----------    -----------   ------------   -----------   -----------
FOR THE YEAR ENDED DECEMBER 31, 1997
Balance at beginning of year....................      173,135       1,151,458       492,347       138,915       215,733
Issued as a result of sub-account transfers.....        1,434           6,004         3,744           828            --
Redemptions and sub-account transfers...........      (26,381)       (373,931)      (83,826)      (29,967)      (41,555)
                                                      -------       ---------       -------       -------       -------
Balance at end of year..........................      148,188         783,531       412,265       109,776       174,178
                                                      =======       =========       =======       =======       =======

FOR THE SIX MONTHS ENDED JUNE 30, 1998
Balance at beginning of period..................      148,188         783,531       412,265       109,776       174,178
Issued as a result of sub-account transfers.....           --              --         6,156           360           310
Redemptions and sub-account transfers...........       (8,096)       (211,270)      (37,637)      (18,717)      (12,422)
                                                      -------       ---------       -------       -------       -------
Balance at end of period........................      140,092         572,261       380,784        91,419       162,066
                                                      =======       =========       =======       =======       =======

                                   -- 6 --

[MBL LIFE ASSURANCE CORPORATION LETTERHEAD]

August 12, 1998

Dear Contract Owner:

On July 15, 1998, MBL Life Assurance Corporation, issuer of the Seligman Mutual Benefit Plan (the "Plan"), announced the proposed sale of most of its life insurance and annuity businesses to Anchor National Life Insurance Company, a subsidiary of SunAmerica, Inc. The transaction is subject to certain judicial and regulatory approvals. Assuming the necessary approvals are obtained, it is currently anticipated that the transaction will occur no later than December 31, 1998.

As an MBL Life individual annuity Contract Owner, you will receive additional detailed information about the proposed sale. In this letter, however, I want to tell you how the sale will effect the Plan, and also note that you may have, among other options, the opportunity to exchange your Plan account tax-free for a product offered by one of the SunAmerica life companies.

The sale of MBL Life's insurance businesses will effect a resolution of the Mutual Benefit Life Rehabilitation, probably in June of 1999. At that time, the Plan will be dissolved. MBL Life will then begin the process of terminating all business operations.

Before this happens, you will receive detailed information about the options available to you. There will be adequate time to decide to exchange, transfer or redeem your account. There is nothing that you need to do now.

In the meantime, we appreciate your continued support and welcome your comments and observations. We thank you for your continued confidence in the Seligman Mutual Benefit Plan. If you have any questions, please call your Customer Service Representative at 1-800-435-3191.

Sincerely,

/s/William G. Clark

William G. Clark
Senior Vice President
Pension and Investment Products
MBL Life Assurance Corporation